                                    EXHIBIT A

                     SERIES A-1 CONVERTIBLE PREFERRED STOCK

                  Section 1.  Dividends.

                  When and as declared by the Corporation's board of directors and to the extent permitted under the Colorado Business Corporation Act, the holders of the Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred") shall participate ratably with the holders of shares of the Corporation's Common Stock (as hereinafter defined), Series A-2 Convertible Preferred Stock (the "Series A-2 Preferred") and Series A-3 Convertible Preferred Stock (the "Series A-3 Preferred") in any dividends on the Common Stock based upon the number of shares of Common Stock into which each share of Series A-1 Preferred (a "Share") is convertible at the time of such declaration.

                  Section 2.  Liquidation.

                  Upon any liquidation, dissolution or winding up of the Corporation, the holders of Series A-1 Preferred as a class shall vote to either
(A) convert all of the Series A-1 Preferred (including any fraction of a Share) into Conversion Stock (as hereinafter defined) pursuant to the provisions of
Section 4 below and share ratably with the holders of Series A-2 Preferred and the Series A-3 Preferred (collectively, the "Preferred Class"), if applicable, and Junior Securities (as hereinafter defined) in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation, or (B) be paid (i) before any distribution or payment is made upon any Junior Securities and concurrently with the holders of the Preferred Class as set forth below, an amount in cash equal to the Liquidation Value (as hereinafter defined) of the Series A-1 Preferred (the "Liquidation Payment"), and (ii) after the payment of the Liquidation Payment and before any distribution or payment is made upon any Junior Securities, an amount equal to the Liquidation Premium (as hereinafter defined) (collectively with the Liquidation Payment, the "Liquidation Amount"). For purposes of this Section 2, the vote of the holders of the majority of the Series A-1 Preferred shall be deemed to be the election of all of the holders of the Series A-1 Preferred. If the holders of the Series A-1 Preferred elect not to convert the Series A-1 Preferred pursuant to clause (A) above and elect to receive a cash payment pursuant to clause (B) above and the holders of the Preferred Class elect not to convert their shares of the Preferred Class into Conversion Stock, the holders of the Series A-1 Preferred and the holders of the Preferred Class shall share the Liquidation Payment ratably based upon the aggregate Liquidation Value of the Series A-1 Preferred and the aggregate liquidation value of the Preferred Class held by each such holder pursuant to clause (B)(i) above, after the payment of which the holders of the Series A-1 Preferred shall receive the Liquidation Premium, after the payment of which any remaining assets shall be distributed to the holders of Junior Securities. If the holders of the Series A-1 Preferred elect not to convert the Series A-1 Preferred pursuant to clause (A) above and elect to receive a cash payment pursuant to clause (B) above and the holders of the Preferred Class elect to convert their shares of the Preferred Class into Conversion Stock, the holders of the Series A- 1 Preferred shall receive the Liquidation Amount before any distribution or payment is made upon the Preferred Class or any Junior Securities. If the holders of the Series A-1 Preferred elect to convert the Series A-1 Preferred pursuant to clause (A) above and elect not to receive a cash payment pursuant to clause (B) above and the holders of the Preferred Class elect not to convert their shares of the Preferred Class into Conversion Stock, the holders of the Preferred Class shall receive payment of the Preferred Class liquidation value before any distribution or payment is made upon the Series A-1 Preferred or any Junior Securities and, thereafter, the holders of the Series A-1 Preferred shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. If the holders of the Series A-1 Preferred elect to convert the Series A-1 Preferred pursuant to clause (A) above and elect not to receive a cash payment pursuant to clause (B) above and the holders of the Preferred Class elect to convert their shares of the Preferred Class into Conversion Stock, the holders of the Series A-1 Preferred and the Preferred Class shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than sixty (60) days prior to the payment date stated therein (the "Payment Date"), to each record holder of Series A-1 Preferred. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

                  Section 3. Voting Rights.

                  The holders of the Series A-1 Preferred shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and the holders of the Series A-1 Preferred shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock and the Series A-2 Preferred voting together as a single class with each share of Common Stock entitled to one vote per share, each Share of Series A-I Preferred entitled to one vote for each share of Common Stock issuable upon conversion of the Series A-1 Preferred at the time the vote is taken, and each share of Series A-2 Preferred entitled to one vote for each share of Common Stock issuable upon conversion of the Series A-2 Preferred at the time the vote is taken.

                  Section 4. Conversion.

                  A. Conversion Procedure.

                  (i) At any time and from time to time, any holder of Series A-1 Preferred may convert all or any portion of the Series A-1 Preferred (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $2.7154 and dividing the result by the Conversion Price (as hereinafter defined) then in effect.

                  (ii) Each conversion of Series A-1 Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A-1 Preferred to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series A-1 Preferred as such holder shall cease and the Person (as hereinafter defined) or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby; provided, however, that for purposes of Section 2(A) above the conversion of the Series A-1 Preferred shall be deemed to have been effected as of the close of business on the day prior to the Payment Date.

                  (iii) Notwithstanding any other provision hereof, if a conversion of Series A-1 Preferred is to be made in connection with a Qualified Public Offering (as hereinafter defined), the conversion of any Shares of Series A-1 Preferred may, at the election of the holder of such Shares, be conditioned upon the consummation of the Qualified Public Offering in which case such conversion shall not be deemed to be effective until the consummation of the Qualified Public Offering.

                  (iv) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                  (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                  (b) payment of the amount payable under subparagraph (vii) below with respect to such conversion; and

                  (c) a certificate representing any Shares of Series A-1 Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (v) The issuance of certificates for shares of Conversion Stock upon conversion of Series A-1 Preferred shall be made without charge to the holders of such Series A-1 Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Series A-1 Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and non-assessable.

                  (vi) The Corporation shall not close its books against the transfer of Series A-1 Preferred or of Conversion Stock issued or issuable upon conversion of Series A-1 Preferred in any manner which interferes with the timely conversion of Series A-1 Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (vii) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of the Series A-1 Preferred, the Corporation, in lieu of delivering the fractional share therefor, may pay an amount to the holder thereof equal to the fair market price of such fractional interest as of the date of conversion as determined by the Corporation's board of directors.

                  (viii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A- I Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Shares of Series A-1 Preferred. All shares of Conversion Stock which are so issuable shall when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Corporation shall 'take. all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  B. Conversion Price. The initial "Conversion Price" shall be $2.7154 per share. In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 4.

                  C. Anti-Dilution. If and whenever on or after the original date of issuance of the Series A-1 Preferred the Corporation issues or sells, or in accordance with Section 4(D) hereof is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (i) the sum of (a) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; provided that there shall be no adjustment in the Conversion Price as a result of any issuance or sale (or deemed issuance or sale) of (x) options issued pursuant to the Corporation's stock option plan and capital stock issued upon the exercise thereof, (y) capital stock of the Corporation upon the exercise of warrants held by each of Patrick Van Den Bossche and NationsCredit Commercial Corporation and any conversion of such capital stock subsequent to its issuance and (z) the issuance of capital stock of the Corporation upon the conversion of Series A-1 Preferred or the Preferred Class.

                  D. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Section 6(C) hereof, the following shall be applicable:

                  (i) Issuance of Rights or Options. If the Corporation in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or Options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Options then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share. For purposes of this Section 4(D)(i), the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount, if any, received or receivable by the Corporation- as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance of sale or such Convertible Securities and the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 4(D)(ii), the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 4, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  E. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of. Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  F. Reorganization, Reclassification, Consolidation, Merger or Sale Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A-1 Preferred then outstanding) to insure that each of the holders of Series A-1 Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A-1 Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series A-1 Preferred immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A-1 Preferred then outstanding) to insure that the provisions of this
Section 4 and Section 5 hereof shall thereafter be applicable to the Series A-1 Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Series A-1 Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A-1 Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  G. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions, then the Corporation's board of directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series A-1 Preferred; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 4 or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series A-1 Preferred.


                  H. Notices.

                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A-1 Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Series A-1 Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock, or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Corporation shall also give written notice to the holders of Series A-1 Preferred at least 20 days prior to the date on which any Organic Change shall take place.

                  I. Mandatory Conversion. The Corporation's board of directors may at any time require the conversion of all of the outstanding Series A-1 Preferred upon the occurrence of a Conversion Event (as hereinafter defined). Any such mandatory conversion shall only be effected at the time of and subject to the closing of the transactions contemplated by the Conversion Event and upon written notice of such mandatory conversion delivered to all holders of Series A-1 Preferred at least seven (7) days prior to such closing.

                  Section 5. Purchase Rights.

                  If at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series A-1 Preferred shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Series A-1 Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 6. Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Series A-1 Preferred. Upon the surrender of any certificate representing Series A-I Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

                  Section 7. Replacement

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Series A-1 Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate. Section 8. Definitions.

                  "Common Stock" means, collectively, the Corporation's Common Stock, no par value, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 4(D) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

                  "Conversion Event" means (i) a Qualified Public Offering, (ii) any sale of all the outstanding capital stock of the Corporation, or (iii) a merger, consolidation, sale of substantially all of the assets of the Corporation or similar transaction involving the Corporation.

                  "Conversion Stock" means shares of Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Series A-1 Preferred are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series A-1 Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Junior Securities" means any of the Corporation's equity securities other than the Series A-1 Preferred and the Preferred Class.

                  "Liquidation Premium" means the amount determined pursuant to the following equation:

                  Liquidation Premium = ((1.2)14 x CP) - DP - Liquidation Value

                  ; where (i) N = the number of years, including any fractional portion thereof, from the date of issuance of the Series A-1 Preferred to the date of payment of the Liquidation Premium (the "Payment Date"), (ii) CP = the Conversion Price, and
                  (iii) DP = the sum of the future values of any distributions or dividends paid per. share of Series A-1 Preferred prior to the Payment Date, assuming such dividend or distribution was reinvested by the holder thereof at an annually compounded rate of 20% from the date of payment to the Payment

                  Date.

                  "Liquidation Value" of any Share as of any particular date shall be equal to $2,7154.

                  "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Oualified Public Offering" means any underwritten offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force pursuant to which the value of the Corporation prior to receipt of the proceeds of such offering is at least $25,000,000 and the minimum gross proceeds to the Corporation is $15,000,000; provided that for purposes of Section 4(G) hereof, a Qualified Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  Section 9. Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to, any provision of Sections 1 to 10 hereof without the prior written consent of the holders of at least 75% of the Series A-1 Preferred outstanding at the time such action is taken. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of 75% of the Series A-1 Preferred then outstanding.

                  Section 10. Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                   EXHIBIT B

                     SERIES A-2 CONVERTIBLE PREFERRED STOCK

                  Section 1.  Dividends.

                  When and as declared by the Corporation's board of directors and to the extent permitted under the Colorado Business Corporation Act, the holders of the Series A-2 Convertible Preferred Stock (the "Series A-2 Preferred") shall participate ratably with the holders of shares of the Corporation's Common Stock (as hereinafter defined), Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred") and Series A-3 Convertible Preferred Stock (the "Series A-3 Preferred Stock") in any dividends on the Common Stock based upon the number of shares of Common Stock into which each share of Series A-2 Preferred (a "Share") is convertible at the time of such declaration.

                  Section 2.  Liquidation.

                  Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series A-2 Preferred and the Series A-3 Preferred as a class (the "Preferred Class") shall vote to either (A) (i) convert all of the Series A-2 Preferred (including any fraction of a Share) into Conversion Stock (as hereinafter defined) pursuant to the provisions of Section 4 below, (ii) convert all of the Series A-3 Preferred (including any fraction of a share) into Series A-2 Preferred, (iii) convert the Series A-2 Preferred referred to in clause (ii) above into Conversion Stock, and (iv) share ratably with the holders of Series A-1 Preferred, if applicable, and Junior Securities (as hereinafter defined) in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation, or (B) be paid, before any distribution or payment is made upon any Junior Securities and concurrently with the holders of Series A-1 Preferred as set forth below, an amount in cash equal to the Liquidation Value (as hereinafter defined) of the Series A-2 Preferred and the liquidation value of the Series A-3 Preferred (the "Liquidation Payment"). For purposes of this Section 2, the vote of the holders of the majority of the Preferred Class as a group shall de deemed to be the election of all of the holders of the Preferred Class.' If the holders of the Preferred Class elect not to convert the Preferred Class pursuant to clause (A) above and elect to receive a cash payment pursuant to clause (B) above and the holders of the Series A-1 Preferred elect not to convert their shares of Series A-1 Preferred into Conversion Stock, the holders of the Preferred Class and the holders of the Series A-1 Preferred shall share the Liquidation Payment ratably based upon the aggregate Liquidation Value of the Series A-2 Preferred and the aggregate liquidation value of the Series A-1 Preferred and the Series A-3 Preferred held by each such holder pursuant to clause (B) above, after the payment of which the holders of the Series A-1 Preferred shall receive payment of the Series A-1 Preferred liquidation premium, after the payment of which any remaining assets shall be distributed to the holders of Junior Securities. If the holders of the Preferred Class elect to convert the Preferred Class pursuant to clause (A) above and elect not to receive a cash payment pursuant to clause
(B) above and the holders of the Series A-I Preferred elect not to convert their shares of Series A-1 Preferred into Conversion Stock, the holders of the Series A-1 Preferred shall receive payment of the Series A-1 Preferred liquidation amount before any distribution or payment is made upon the Preferred Class or any Junior Securities and, thereafter, the holders of the Preferred Class shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. If the holders of the Preferred Class elect not to convert the Preferred Class pursuant to clause (A) above and elect to receive a cash payment pursuant to clause (B) above and the holders of the Series A-1 Preferred elect to convert their shares of Series A-1 Preferred into Conversion Stock, the holders of the Preferred Class shall receive the Liquidation Payment before any distribution or payment is made upon the Series A- I Preferred or any Junior Securities and, thereafter, the holders of the Series A-1 Preferred shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. If the holders of the Preferred Class elect to convert the Preferred Class pursuant to clause (A) above and elect not to receive a cash payment pursuant to clause (B) above and the holders of the Series A-1 Preferred elect to convert their shares of Series A- 1 Preferred into Conversion Stock, the holders of the Preferred Class and the holders of the Series A-1 Preferred shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than sixty (60) days prior to the payment date stated therein (the "Payment Date"), to each record holder of Series A-2 Preferred. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

                  Section 3. Voting Rights.

                  The holders of the Series A-2 Prefer-red shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and the holders of the Series A-2 Preferred shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock and the Series A-1 Preferred voting together as a single class with each share of Common Stock entitled to one vote per shake, each share of Series A-1 Preferred entitled to one vote for each share of Common Stock issuable upon conversion of the Series A- I Preferred at the time the vote is. taken, and each Share of Series A-2 Preferred entitled to one vote for each share of Common Stock issuable upon conversion of the Series A-2 Preferred at the time the vote is taken.

                  Section 4. Conversion.

                  A.       Conversion Procedure.

                  (i) At any time and from time to time, any holder of Series A-2 Preferred may convert all or any portion of the Series A-2 Preferred (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $2.8626 and dividing the result by the Conversion Price (as hereinafter defined) then in effect.

                  (ii) Each conversion of Series A-2 Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A-2 Preferred to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series A-2 Preferred as such holder shall cease and the Person (as hereinafter defined) or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby; provided, however, that for purposes of Section 2(A) above the conversion of the Series A-2 Preferred shall be deemed to have been effected as of the close of business on the day prior to the Payment Date.

                  (iii) Notwithstanding any other provision hereof, if a conversion of Series A-2 Preferred is to be made in connection with a Qualified Public Offering (as hereinafter defined), the conversion of any Shares of Series A-2 Preferred may, at the election of the holder of such Shares, be conditioned upon the consummation of the Qualified Public Offering in which case such conversion shall not be deemed to be effective until the consummation of the Qualified Public Offering.

                  (iv) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                           (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                           (b) payment of the amount payable under subparagraph
         (vii) below with respect to such conversion; and

                           (c) a certificate representing any Shares of Series A-2 Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (v) The issuance of certificates for shares of Conversion Stock upon conversion of Series A-2 Preferred shall be made without charge to the holders of such Series A-2 Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Series A-2 Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be Validly issued, fully paid and nonassessable.

                  (vi) The Corporation shall not close its books against the transfer of Series A-2 Preferred or of Conversion Stock issued or issuable upon conversion of Series A-2 Preferred in any manner which interferes with the timely conversion of Series A-2 Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (vii) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of the Series A-2 Preferred, the Corporation, in lieu of delivering the fractional share therefor, may pay an amount to the holder thereof equal to the fair market price of such fractional interest as of the date of conversion as determined by the Corporation's board of directors.

                  (viii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A-2 Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Shares of Series A-2 Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  B. Conversion Price. The initial "Conversion Price" shall be $2.8626 per share. In order to prevent dilution of the conversion right s granted under this subdivision, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 4.

                  C. Anti-Dilution. If and whenever on or after the original date of issuance of the Series A-2 Preferred the Corporation issues or sells, or in accordance with Section 4(D) hereof is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (i) the sum of (a) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; provided that there shall be no adjustment in the Conversion Price as a result of any issuance or sale (or deemed issuance or sale) of (x) options issued pursuant to the Corporation's stock option plan and capital stock issued upon the exercise thereof, (y) capital stock of the Corporation upon the exercise of warrants held by each of Patrick Van Den Bossche and NationsCredit Commercial Corporation and any conversion of such capital stock subsequent to its issuance, and (z) the issuance of capital stock of the Corporation upon the conversion of the Series A-1 Preferred or the Preferred Class.

                  D. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Section 6(C) hereof, the following shall be applicable:

                  (i) Issuance of Rights or Options. If the Corporation in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities. is less than the Conversion Price in effect immediately prior to the time of the granting of such Options then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share. For purposes of this Section 4(D)(i), the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance of sale or such Convertible Securities and the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are. actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 4(D)(ii), the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 4, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the, rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  E. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  F. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A-2 Preferred then outstanding) to insure that each of the holders of Series A-2 Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be), the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A-2 Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series A-2 Preferred immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A-2 Preferred then outstanding) to insure that the provisions of this
Section 4 and Section 5 hereof shall thereafter be applicable to the Series A-2 Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Series A-2 Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the

Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A-2 Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  G. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions, then the Corporation's board of directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series A-2 Preferred; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 4 or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series A-2 Preferred.

                  H.  Notices.

                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A-2 Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Series A-2 Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock, or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Corporation shall also give written notice to the holders of Series A-2 Preferred at least 20 days prior to the date on which any Organic Change shall take place.

                  I. Mandatory Conversion. The Corporation's board of directors may at any time require the conversion of all of the outstanding Series A-2 Preferred upon the occurrence of a Conversion Event (as hereinafter defined). Any such mandatory conversion shall only be effected at the time of and subject to the closing of the transactions contemplated by the Conversion Event and upon written notice of such mandatory conversion delivered to all holders of Series A-2 Preferred at least seven (7) days prior to such closing.

                  Section 5. Purchase Rights.

                  If at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series A-2 Preferred shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Series A-2 Preferred immediately before the date on which a record is taken for the. grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 6. Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Series A-2 Preferred. Upon the surrender of any certificate representing Series A-2 Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

                  Section 7. Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Series A-2 Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  Section 8. Definitions.

                  "Common Stock" means, collectively, the Corporation's Common Stock, no par value, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 4(D) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

                  "Conversion Event" means (i) a Qualified Public Offering, (ii) any sale of all the outstanding capital stock of the Corporation, or (iii) a merger, consolidation, sale, of substantially all of the assets of the Corporation or similar transaction involving the Corporation.

                  "Conversion Stock" means shares of Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Series A-2 Preferred are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series A-2 Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Junior Securities" means any of the Corporation's equity securities other than the Series A-1 Preferred and the Preferred Class.

                  "Liquidation Value" of any Share as of any particular date shall be equal to $2.8626.

                  "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Qualified Public Offering" means any underwritten offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force pursuant to which the value of the Corporation prior to receipt of the proceeds of such offering is at least $25,000,000 and the minimum gross proceeds to the Corporation is $15,000,000; provided that for purposes of Section 4(G) hereof, a Qualified Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  Section 9. Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 10 hereof without the prior written consent of the holders of at least 75% of the Series A-2 Preferred outstanding at the time such action is taken. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of 75% of the Series A-2 Preferred then outstanding.

                  Section 10. Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                    EXHIBIT C

                     SERIES A-3 CONVERTIBLE PREFERRED STOCK

                  Section 1. Dividends.

                  When and as declared by the Corporation's board of directors and to the extent permitted under the Colorado Business Corporation Act, the holders of the Series A-3 Convertible Preferred Stock (the "Series A-3 Preferred") shall participate ratably with the holders of shares of the Corporation's Common Stock (as hereinafter defined), Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred") and Series A-2 Convertible Preferred Stock (the "Series A-2 Preferred") in any dividends on the Common Stock based upon the number of shares of Common Stock into which each share of Series A-2 Preferred issuable upon conversion of each share of the Series A-3 Preferred (a "Share") is convertible at the time of such declaration.

                  Section 2. Liquidation.

                  Upon any liquidation, dissolution or winding up of the Corporation, the holders of Series A-2 Preferred and the Series A-3 Preferred as a class (the "Preferred Class") shall vote to either (A) (i) convert all of the Series A-2 Preferred (including any fraction of a share) into Common Stock, (ii) convert all of the Series A-3 Preferred (including any fraction of a Share) into Conversion Stock (as hereinafter defined) pursuant to the provisions of Section 4 below, (iii) convert the Conversion Stock into Common Stock, and (iv) share ratably with the holders of Series A-1 Preferred, if applicable, and Junior Securities (as hereinafter defined) in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation, or (B) be paid, before any distribution or payment is made upon any Junior Securities and concurrently with the holders of Series A-1 Preferred as set forth below, an amount in cash equal to the Liquidation Value (as hereinafter defined) of the Series A-3 Preferred and the liquidation value of the Series A-2 Preferred (the "Liquidation Payment"). For purposes of this Section 2, the vote of the holders of the majority of the Preferred Class as a group shall be deemed to be the election of all of the holders of the Preferred Class. If the holders of the Preferred Class elect not to convert the Preferred Class pursuant to clause (A) above and elect to receive a cash payment pursuant to clause (B) above and the holders-of the Series A-1 Preferred elect not to convert their shares of Series A-1 Preferred into Common Stock, the holders of the Series A-1 Preferred and the Preferred Class shall share the Liquidation Payment ratably based upon the aggregate Liquidation Value of the Series A-3 Preferred and the aggregate liquidation value of the Series A- I Preferred and the Series A-2 Preferred held by each such holder pursuant to clause (B) above, after the payment of which the holders of the Series A-1 Preferred shall receive payment of the Series A-1 Preferred liquidation premium, after the payment of which any remaining assets shall be distributed to the holders of Junior Securities. If the holders of the Preferred Class elect to convert the Preferred Class pursuant to clause (A) above and elect not to receive a cash payment pursuant to clause (B) above and the holders of the Series A-1 Preferred elect not to convert their shares of Series A-1 Preferred into Common Stock, the holders of the Series A-1 Preferred shall receive payment of the Series A-1 Preferred liquidation amount before any distribution or payment is made upon the Preferred Class or any Junior Securities and, thereafter, the holders of the Preferred Class shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. If the holders of the Preferred Class elect not to convert the Preferred Class pursuant to clause (A) above and elect to receive a cash payment pursuant to clause (B) above and the holders of the Series A-1 Preferred elect to convert their shares of Series A-1 Preferred into Common Stock, the holders of the Preferred Class shall receive the Liquidation Payment before any distribution or payment is made upon the Series A-1 Preferred or any Junior Securities and, thereafter, the holders of the Series A-1 Preferred shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation, dissolution or winding up of the Corporation. If the holders of the Preferred Class elect to convert the Preferred Class pursuant to clause (A) above and elect not to receive a cash payment pursuant to clause (B) above and the holders of the Series A-1 Preferred elect to convert their shares of Series A-1 Preferred into Common Stock, the holders of the Series A-1 Preferred and the Preferred Class shall share ratably with the holders of Junior Securities in any distribution or payment upon such liquidation dissolution or winding up of the Corporation. The Corporation shall mail written notice of such liquidation, dissolution or winding up not less than sixty (60) days prior to the payment date stated therein (the "Payment Date"), to each record holder of Series A-3 Preferred. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this Section 2. Notwithstanding the foregoing, in no event shall a conversion of the Series A-3 Preferred occur pursuant to this Section 2 if such conversion would result in a violation of Regulation Y under the Bank Holding Company Act of 1956, as amended.

                  Section 3. Voting Right.

                  The holders of the Series A-3 Preferred shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. The holders of Series A-3 Preferred shall not have any voting rights, except as otherwise required by applicable law, in which case holders of Series A-3 Preferred shall vote (at the rate of one vote per Share of Series A-3 Preferred held) as a single class on such matter unless otherwise required by law.

                  Section 4. Conversion.

                  A. Conversion Procedure.

                  (i) At any time and from time to time, any holder of Series A-3 Preferred may convert all or any portion of the Series A-3 Preferred (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by in multiplying the number of Shares to be converted by $2.8626 and dividing the result by the Conversion Price (as hereinafter defined) then in effect.

                  (ii) Each conversion of Series A-3 Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A-3 Preferred to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such

Series A-3 Preferred as such holder shall cease and the Person (as hereinafter defined) or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby; provided, however, that for purposes of Section 2(A) above the conversion of the Series A-3 Preferred and the conversion of the Conversion Stock issued in connection therewith shall be deemed to have been effected as of the close of business on the day prior to the Payment Date.

                  (iii) Notwithstanding any other provision hereof, if a conversion of Series A-3 Preferred is to be made in connection with a Qualified Public Offering (as hereinafter defined), the conversion of any Shares of Series A-3 Preferred may, at the election of the holder of such Shares, be conditioned upon the consummation of the Qualified Public Offering in which case such conversion shall not be deemed to be effective until the consummation of the Qualified Public Offering.

                  (iv) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                           (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                           (b) payment of the amount payable under subparagraph
         (vii) below with respect to such conversion; and

                           (c) a certificate representing any Shares of Series A-3 Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (v) The issuance of certificates for shares of Conversion Stock upon conversion of Series A-3 Preferred shall be made without charge io the holders of such Series A-3 Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Series A-3 Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

                  (vi) The Corporation shall not close its books against the transfer of Series A-3 Preferred or of Conversion Stock issued or issuable upon conversion of Series A-3 Preferred in any manner which interferes with the timely conversion of Series A-3 Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (vii) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of the Series A-3 Preferred, the Corporation, in lieu of delivering the fractional share therefor, may pay an amount to the holder thereof equal to the fair market price of such fractional interest as of the date of conversion as. determined by the Corporation's board of directors.

                  (viii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A-3 Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Shares of Series A-3 Preferred. All shares of Conversion Stock which are so issuable -shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  B. Conversion Price. The initial "Conversion Price" shall be $2.8626 per share. In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 4.

                  C. Anti-Dilution. If and whenever on or. after the original date of issuance of the Series A-3 Preferred the Corporation issues or sells, or in accordance with Section 4(D) hereof is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (i) the sum of (a) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; provided that there shall be no adjustment in the Conversion Price as a result of any issuance or sale (or deemed issuance or sale) of (x) options issued pursuant to the Corporation's stock option plan and capital stock issued upon the exercise thereof, (y) capital stock of the Corporation issued upon the exercise of warrants held by each of Patrick Van Den Bossche and NationsCredit Commercial Corporation and any conversion of such capital stock subsequent to its issuance, and (z) the issuance of capital stock of the Corporation upon the conversion of Series A-1 Preferred or the Preferred Class.

                  D. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Section 6(C) hereof, the following shall be applicable:

                  (i) Issuance of Rights or Options. If the Corporation in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Options then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share. For purposes of this Section 4(D)(i), the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance of sale or such Convertible Securities and the conversion or exchange thereof by
(b) the, total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 4(D)(ii), the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 4, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                   (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  E. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  F. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A-3 Preferred then outstanding) to insure that each of the holders of Series A-3 Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be), the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A-3 Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series A-3 Preferred into Conversion Stock and converted the Conversion Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A-3 Preferred then outstanding) to insure that the provisions of this Section 4 and Section 5 hereof shall thereafter be applicable to the Series A-3 Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Series A-3 Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A-3 Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  G. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions, then the Corporation's board of directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series A-3 Preferred; provided that no such adjustment shall increase the Con-version Price as otherwise determined pursuant to this Section 4 or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series A-3 Preferred.

                  H. Notices.

                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A-3 Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Series A-3 Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock, or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Corporation shall also give written notice to the holders of Series A-3 Preferred at least 20 days prior to the date on which any Organic Change shall take place.

                  I. Mandatory Conversion. The Corporation's board of directors may at any time require the conversion of all of the outstanding Series A-3 Preferred and the conversion of the Conversion Stock received in connection therewith upon the occurrence of a Conversion Event (as hereinafter defined); provided, however, that the board of directors may not require such mandatory conversions if any such conversion would result in a violation of Regulation Y under the Bank Holding Company Act of 1956, as amended. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the transactions contemplated by the Conversion Event and upon written notice of such mandatory conversion delivered to all holders of Series A-3 Preferred at least seven (7) days prior to such closing.

                  Section 5. Purchase Rights.

                  If at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series A-3 Preferred shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock issuable upon conversion of the Conversion Stock acquirable upon conversion of such holder's Series A-3 Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 6. Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Series A-3 Preferred. Upon the surrender of any certificate representing Series A-3 Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

                  Section 7. Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Series A-3 Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  Section 8. Regulated Stockholders.

                  The Corporation will not convert or directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of capital stock of the Corporation if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulation Y Holder and its Affiliates (other than a Regulation Y Holder which waives in writing its rights under this Section 9), unless the Corporation gives written notice (the "Deferral Notice") of such action to each Regulation Y Holder. The Corporation will defer making any such conversion, redemption, purchase or other acquisition, or taking any such other action, for a period of 20 days (the "Deferral Period") after giving the Deferral Notice in order tp allow each Regulation Y Holder to determine whether it wishes to convert or take any other action with respect to the Series A-3 Preferred it owns, controls or has the power to vote, and if any Regulation Y Holder then elects to convert any Shares of Series A-3 Preferred, it shall notify the Corporation in writing within 10 days of the issuance of the Deferral Notice, in which case the Corporation shall promptly notify from time to time prior to the end of such 20-day period each other Regulation Y Holder of each proposed conversion and effect the conversions requested by all Regulation Y Holders at the end of the Deferral Period. The Corporation will not directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of Common Stock of the Corporation if such action will increase over 24.9% the percentage of outstanding Common Stock owned or controlled by any Regulation Y Holder and its Affiliates (other than a Regulation Y Holder which waives in writing its rights under this Section
9).

                  Section 9. Definitions.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of the above definition, the term "control" (including with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contact or otherwise.

                  "Common Stock" means, collectively, the Corporation's Common Stock, no par value, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 4(D) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

                  "Conversion Event" means (i) a Qualified Public Offering, (ii) any sale of all the outstanding capital stock of the Corporation, or (iii) a merger, consolidation, sale of substantially all of the assets of the Corporation or similar transaction involving the Corporation.

                  "Conversion Stock" means shares of Series A-2 Preferred; provided that if there is a change such that the securities issuable upon conversion of the Series A-3 Preferred are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series A-3 Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Junior Securities" means any of the Corporation's equity securities Series A-1 Preferred and the Preferred Class.

                  "Liquidation Value" of any Share as of any particular date shall be equal to $2.8626.

                  "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department agency or political subdivision thereof.

                  "Qualified Public Offering" means any underwritten offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the

Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force pursuant to which the value of the Corporation prior to receipt of the proceeds of such offering is at least $25,000,000 and the minimum gross proceeds to the Corporation is $15,000,000; provided that for purposes of Section 4(G) hereof, a Qualified Public Offering shall not include an offering made in connection. with a business acquisition or combination or an employee benefit plan.

                  "Regulation Y Holder" shall mean any stockholder of the Corporation that is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended, or a subsidiary thereof subject to Regulation Y under such Act.

                  Section 10. Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 11 hereof without the prior written consent of the holders of at least 75% of the Series A-3 Preferred outstanding at the time such action is taken. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of 75% of the Series A-3 Preferred then outstanding.

                  Section 11. Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).